UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2017

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)
At the 2017 Annual Meeting of Stockholders held on April 25, 2017, our stockholders approved the amendment to the 2012 Stock Incentive Plan to increase the number of common shares reserved for issuance under the plan and to effect certain other changes.

A copy of the Centene Corporation 2012 Stock Incentive Plan, As Amended, is included as Exhibit 10.1 to this current report. The above description is qualified in its entirety by reference to such exhibit.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2017 Annual Meeting of Stockholders on April 25, 2017, the following actions were taken:

•	Michael F. Neidorff, Robert K. Ditmore, and Richard A. Gephardt were re-elected as Class I Directors;

•	The proposal to approve the advisory vote on executive compensation was approved;

•	The proposal to amend the 2012 Stock Incentive Plan was approved;

•	The proposal to hold an advisory vote on executive compensation for the frequency of "1 YEAR" was approved; and

•	The selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017, was ratified.

In light of these results, the Board of Directors has determined to hold an annual advisory vote on executive compensation. The final results of voting on each of the matters submitted to a vote of security holders during the Registrant's annual meeting of shareholders on April 25, 2017, are as follows:

1.	Election of Directors:	FOR	AGAINST	ABSTAIN
	Michael F. Neidorff	138,177,288	5,120,682	394,737
	Robert K. Ditmore	134,864,432	8,630,524	197,751
	Richard A. Gephardt	142,887,303	547,881	257,523

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2.	Advisory resolution to approve executive compensation.	127,288,920	16,130,574	273,213	10,345,348

		FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3.	Approval of amendment to the 2012 Stock Incentive Plan.	126,126,463	17,366,708	199,536	10,345,348

		1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
4.	Advisory vote on frequency of advisory votes on executive compensation.	127,351,478	153,797	15,967,091	220,341	10,345,348

		FOR	AGAINST	ABSTAIN
5.	Ratification of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.	151,123,992	2,731,726	182,337

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. See Exhibit Index.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	April 27, 2017	By:	/s/ JEFFREY A. SCHWANEKE
Jeffrey A. Schwaneke Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Centene Corporation 2012 Stock Incentive Plan, As Amended